SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report:  March 23, 2001


                             TRIAD INNOVATIONS, INC.
             (Exact name of registrant as specified in its charter)




    Nevada                           000-31189                93-31189
----------------                    ------------           -------------------
(State or other                     (Commission             (IRS Employer
jurisdiction of                     File Number)            Identification No.)
incorporation)

          800 North Rainbow Boulevard, Suite #208, Las Vegas, NV 89107
      -------------------------------------------------------------------
          (Registered Office)                           (Zip Code)


Registrant's telephone number, including area code: (702) 948-5007

Item 1.  Changes in Control of Registrant

                  None.

Item 2.  Acquisition or Disposition of Assets

                  None.

Item 3.  Bankruptcy or Receivership

                  None.

Item 4.  Changes in Registrants Certifying Accountant

                  None.


Item 5.  Other Events

                  None.


Item 6.  Resignation of Directors and Appointment of New Directors

                  Michael Bloom, Executive Vice President of Research and Development and a member of the Triad Innovations, Inc. Board of Directors tendered his resignation on March 5, 2001.

                    Mr. Bloom's resignation included an offer to consult with Triad Innovations management and development team to complete testing of existing procedures. Mr. Bloom's resignation was based upon his desire to pursue other endeavors.

                    The Board of Directors has accepted Mr. Bloom's resignation and is developing new plans for the continuation of the testing of the existing technologies.


Item 7.  Financial Statements, Pro Forma Financial Statements & Exhibits

         a.       Financial Statements - None

         b.       Exhibits - None

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 28, 2001                        TRIAD INNOVATIONS, INC.



                                            By: /s/ Janis R. Monroe
                                               ---------------------------------
                                                     Janis R. Monroe, President